                                  EXHIBIT 99.5

[Graphic Appears Here] POPULAR                            [Graphic Appears Here]
                       ABS, INC.(SM)                      FBR
                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-5


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

POPULAR ABS 2005-5                                60 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                   Current      Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal        Curr     Gross    Remaining     Average     Average
Current Principal Balance ($)     Loans            Balance    Prin Bal    Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                     15         667,568.54        0.35     7.813          299       55.15         599
50,000.01 - 100,000.00              213      16,767,542.31        8.86     7.771          339       82.38         618
100,000.01 - 150,000.00             261      32,632,836.56       17.24     7.421          348       83.19         612
150,000.01 - 200,000.00             230      39,968,815.00       21.11     7.219          349       83.47         618
200,000.01 - 250,000.00             119      26,730,323.87       14.12     7.056          359       80.40         616
250,000.01 - 300,000.00              74      20,316,525.66       10.73     7.018          351       81.14         623
300,000.01 - 350,000.00              60      19,588,391.67       10.35     6.869          357       82.78         627
350,000.01 - 400,000.00              39      14,470,510.11        7.64     6.720          359       82.36         632
400,000.01 - 450,000.00              12       5,091,443.62        2.69     6.768          358       79.89         616
450,000.01 - 500,000.00              11       5,296,622.82        2.80     6.420          359       83.87         678
500,000.01 - 550,000.00               5       2,643,125.03        1.40     6.531          359       83.16         657
550,000.01 - 600,000.00               3       1,690,316.01        0.89     6.129          359       85.00         638
600,000.01 - 650,000.00               2       1,235,592.56        0.65     7.230          360       81.81         567
650,000.01 - 700,000.00               2       1,379,999.99        0.73     5.996          358       79.32         695
800,000.01 - 850,000.00               1         843,636.71        0.45     6.375          357       79.07         784
---------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------
Min: $29,957.66
Max: $843,636.71
Average: $180,824.50
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                   Current      Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal        Curr     Gross    Remaining     Average     Average
Current Gross Rate                Loans            Balance    Prin Bal    Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         1          49,757.73        0.03     4.990          357       33.56         730
5.500 - 5.999                        48      13,595,461.38        7.18     5.886          355       75.92         655
6.000 - 6.499                        71      18,036,781.82        9.53     6.281          354       76.42         647
6.500 - 6.999                       295      63,989,995.09       33.80     6.803          355       81.22         630
7.000 - 7.499                       213      36,361,838.96       19.21     7.285          350       83.26         621
7.500 - 7.999                       293      44,078,178.28       23.28     7.755          347       86.40         604
8.000 - 8.499                        68       7,837,611.99        4.14     8.240          353       86.61         605
8.500 - 8.999                        45       4,344,460.37        2.29     8.711          350       82.49         555
9.000 - 9.499                         6         526,643.71        0.28     9.386          352       87.63         573
9.500 - 9.999                         6         408,159.54        0.22     9.679          359       86.82         572
10.000 - 10.499                       1          94,361.59        0.05    10.390          359       80.00         522
---------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------
Min: 4.990
Max: 10.390
Weighted Average: 7.119
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 1 of 6

POPULAR ABS 2005-5                                60 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
                                                                     Weighted     Average
                                            Current         Pct by    Average      Stated     Weighted       Weighted
                              # of        Principal           Curr      Gross   Remaining      Average        Average
FICO                         Loans          Balance       Prin Bal     Coupon        Term     Orig LTV           FICO
---------------------------------------------------------------------------------------------------------------------
500 - 524                       41     6,225,609.09           3.29      7.788         355        70.92            514
525 - 549                       85    14,062,818.03           7.43      7.782         356        79.03            536
550 - 574                       69    10,933,061.54           5.77      7.381         346        79.26            566
575 - 599                      170    29,879,575.21          15.78      7.065         348        79.63            589
600 - 624                      215    38,589,838.71          20.38      7.062         355        81.98            613
625 - 649                      197    36,829,578.00          19.45      7.124         355        84.63            635
650 - 674                      131    24,394,119.42          12.88      7.032         351        87.11            660
675 - 699                       75    14,505,187.04           7.66      6.911         352        86.22            685
700 - 724                       32     6,725,176.64           3.55      6.766         339        82.76            709
725 - 749                       18     3,552,402.46           1.88      6.351         355        76.35            735
750 - 774                        6     1,450,485.20           0.77      6.409         359        80.59            766
775 - 799                        7     2,091,246.50           1.10      6.511         330        79.07            788
800 - 824                        1        84,152.62           0.04      6.125         357        80.00            801
---------------------------------------------------------------------------------------------------------------------
Total:                       1,047    89,323,250.46         100.00      7.119         352        82.25            622
---------------------------------------------------------------------------------------------------------------------
Min: 500
Max: 801
NZ Weighted Average: 622
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
                                                                     Weighted     Average
                                            Current         Pct by    Average      Stated     Weighted       Weighted
                             # of         Principal           Curr      Gross   Remaining      Average        Average
Original LTV                 Loans          Balance       Prin Bal     Coupon        Term     Orig LTV           FICO
---------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                    23     2,972,427.21           1.57      6.851         336        41.33            605
50.00 - 54.99                   12     1,975,642.58           1.04      6.794         347        52.27            609
55.00 - 59.99                   17     2,554,895.18           1.35      6.843         341        57.14            602
60.00 - 64.99                   23     3,913,052.48           2.07      7.031         346        62.98            600
65.00 - 69.99                   35     7,049,469.34           3.72      6.994         353        67.53            596
70.00 - 74.99                   66    12,852,849.91           6.79      6.983         355        72.29            596
75.00 - 79.99                  108    22,690,644.32          11.99      6.827         356        77.37            625
80.00 - 80.00                  242    41,681,521.70          22.02      6.933         353        80.00            631
80.01 - 84.99                   74    14,052,222.50           7.42      6.978         346        83.19            621
85.00 - 89.99                  139    25,527,332.18          13.48      7.231         350        86.51            614
90.00 - 94.99                  178    32,344,009.54          17.08      7.399         351        90.85            621
95.00 - 99.99                   43     7,735,730.96           4.09      7.456         349        96.29            638
100.00 >=                       87    13,973,452.56           7.38      7.621         358       100.00            657
---------------------------------------------------------------------------------------------------------------------
Total:                       1,047   189,323,250.46         100.00      7.119         352        82.25            622
---------------------------------------------------------------------------------------------------------------------
Min: 20.00
Max: 100.00
Weighted Average: 82.25
% > 80: 49.46
% > 90: 15.36
% > 95: 8.98
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 6

POPULAR ABS 2005-5                                60 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                   Current      Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal        Curr     Gross    Remaining     Average     Average
Original Term (months)            Loans            Balance    Prin Bal    Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
120                                   4         412,283.28        0.22     7.569          119       73.55         619
180                                  36       4,050,247.14        2.14     7.372          179       77.49         623
240                                  26       3,728,046.46        1.97     7.253          239       85.39         646
300                                   2         288,319.98        0.15     6.600          299       82.12         592
360                                 979     180,844,353.60       95.52     7.111          359       82.31         622
---------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 353
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                                        Weighted      Average
                                                   Current      Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal        Curr     Gross    Remaining     Average     Average
Stated Remaining Term (months)    Loans            Balance    Prin Bal    Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
61 - 120                              4         412,283.28        0.22     7.569          119       73.55         619
121 - 180                            36       4,050,247.14        2.14     7.372          179       77.49         623
181 - 240                            26       3,728,046.46        1.97     7.253          239       85.39         646
241 - 300                             2         288,319.98        0.15     6.600          299       82.12         592
301 - 360                           979     180,844,353.60       95.52     7.111          359       82.31         622
---------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------
Min: 118
Max: 360
Weighted Average: 352
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                             Weighted
                                                                                     Weighted                 Average
                                                   Current      Pct by   Average       Stated    Weighted    Weighted
FRM                                # of          Principal        Curr     Gross    Remaining     Average     Average
ARM                               Loans            Balance    Prin Bal    Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Fixed Rate                        1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                                                     Weighted
                                                                        Weighted      Average
                                                   Current      Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal        Curr     Gross    Remaining     Average     Average
Product                           Loans            Balance    Prin Bal    Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
Balloon 30/15                         3         407,480.84        0.22     7.403          178       83.50         599
Fixed 10 yr                           4         412,283.28        0.22     7.569          119       73.55         619
Fixed 15 yr                          33       3,642,766.30        1.92     7.368          179       76.82         626
Fixed 20 yr                          26       3,728,046.46        1.97     7.253          239       85.39         646
Fixed 25 yr                           2         288,319.98        0.15     6.600          299       82.12         592
Fixed 30 yr                         943     169,617,340.77       89.59     7.160          359       82.39         619
Fixed 30 yr - 60mo IO                36      11,227,012.83        5.93     6.374          358       81.20         667
---------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46      100.00     7.119          352       82.25         622
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 3 of 6

POPULAR ABS 2005-5                                60 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                                                                Weighted     Average
                                                             Current    Pct by   Average      Stated  Weighted  Weighted
                                              # of         Principal      Curr     Gross   Remaining   Average   Average
Prepayment Penalty Original Term (months)    Loans           Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------------------------
60                                           1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------
Total:                                       1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 100.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                                                                Weighted     Average
                                                             Current    Pct by   Average      Stated  Weighted  Weighted
                                              # of         Principal      Curr     Gross   Remaining   Average   Average
Lien                                         Loans           Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                                   1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------
Total:                                       1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                            Weighted
                                                                                Weighted     Average
                                                             Current    Pct by   Average      Stated  Weighted  Weighted
                                              # of         Principal      Curr     Gross   Remaining   Average   Average
Documentation Type                           Loans           Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                       789    138,333,391.25     73.07     7.123         352     83.47       617
SI                                             255     50,385,217.57     26.61     7.111         351     78.93       638
Alt Doc                                          3        604,641.64      0.32     7.126         357     80.63       579
------------------------------------------------------------------------------------------------------------------------
Total:                                       1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                                                                Weighted     Average
                                                             Current    Pct by   Average      Stated  Weighted  Weighted
                                              # of         Principal      Curr     Gross   Remaining   Average   Average
Loan Purpose                                 Loans           Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                              897    163,311,199.36     86.26     7.128         352     81.90       620
Purchase                                        74     13,109,804.80      6.92     7.090         353     85.00       661
Rate/Term Refinance                             76     12,902,246.30      6.81     7.045         347     83.84       619
------------------------------------------------------------------------------------------------------------------------
Total:                                       1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                                                                Weighted     Average
                                                             Current    Pct by   Average      Stated  Weighted  Weighted
                                              # of         Principal      Curr     Gross   Remaining   Average   Average
Property Type                                Loans           Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                         946    167,773,289.39     88.62     7.124         352     82.86       622
Duplex                                          49     11,921,775.19      6.30     6.993         356     76.18       630
Condominium                                     34      5,555,730.01      2.93     7.243         348     78.84       617
Triplex                                         10      2,472,798.51      1.31     7.013         359     74.31       643
Townhouse                                        4        822,250.86      0.43     7.416         359     89.28       569
Quadruplex                                       1        411,911.42      0.22     6.990         359     85.00       553
Row Home                                         3        365,495.08      0.19     7.491         311     87.94       623
------------------------------------------------------------------------------------------------------------------------
Total:                                       1,047    189,323,250.46    100.00     7.119         352     82.25       622
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 4 of 6

POPULAR ABS 2005-5                                60 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                          Weighted      Average
                                                   Current        Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal          Curr     Gross    Remaining     Average     Average
Occupancy Type                    Loans            Balance      Prin Bal    Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------
Owner-Occupied                      999     180,230,807.81         95.20     7.110          352       82.60         622
Non-Owner Occupied                   48       9,092,442.65          4.80     7.303          356       75.31         641
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46        100.00     7.119          352       82.25         622
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                          Weighted      Average
                                                   Current        Pct by   Average       Stated    Weighted    Weighted
                                   # of          Principal          Curr     Gross    Remaining     Average     Average
State                             Loans            Balance      Prin Bal    Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------
Maryland                             93      22,452,247.42         11.86     6.938          353       81.14         612
New York                             71      18,240,072.30          9.63     6.935          358       79.73         624
Illinois                             81      15,380,606.49          8.12     7.535          350       85.00         610
Ohio                                107      14,052,544.09          7.42     7.365          350       85.91         633
New Jersey                           49      13,079,870.11          6.91     6.768          359       81.73         621
Florida                              78      12,277,273.97          6.48     7.089          350       78.58         621
California                           40      11,916,349.07          6.29     6.448          352       75.01         648
Virginia                             55      11,064,457.78          5.84     7.140          353       84.45         630
Pennsylvania                         68       9,862,842.49          5.21     7.295          351       85.36         628
Georgia                              57       8,052,771.26          4.25     7.249          352       84.62         629
Michigan                             45       5,972,136.62          3.15     7.503          355       84.81         626
Indiana                              51       5,574,685.85          2.94     7.572          355       84.35         607
Connecticut                          28       5,273,716.95          2.79     6.856          355       80.49         635
Tennessee                            32       3,931,441.07          2.08     7.633          338       85.67         615
Massachusetts                        15       3,813,540.29          2.01     6.726          354       76.66         592
Maine                                14       2,636,735.84          1.39     7.113          339       82.18         622
Nevada                                9       2,571,045.56          1.36     7.128          359       82.78         622
Arizona                              13       2,194,130.01          1.16     7.331          359       79.84         614
Rhode Island                          8       2,067,107.55          1.09     6.864          359       70.02         626
Missouri                             17       1,966,679.88          1.04     7.656          359       83.89         592
Kentucky                             14       1,782,113.84          0.94     7.465          349       87.02         630
Alabama                              14       1,670,152.61          0.88     7.757          359       88.56         623
New Hampshire                         7       1,651,193.09          0.87     6.687          337       82.44         656
Wisconsin                            11       1,502,678.68          0.79     7.476          338       87.92         608
Washington                            8       1,206,624.41          0.64     7.328          330       81.88         602
Oklahoma                             12       1,184,363.10          0.63     7.513          323       82.11         625
Colorado                              6       1,157,679.18          0.61     7.299          340       88.81         632
Texas                                13       1,118,890.78          0.59     7.600          270       86.27         619
Utah                                  8       1,073,805.90          0.57     7.227          350       85.10         624
Idaho                                 2         796,327.80          0.42     6.488          357       81.98         671
Kansas                                5         780,395.71          0.41     7.591          359       85.35         618
New Mexico                            4         768,521.63          0.41     7.316          359       92.49         621
Delaware                              3         603,014.59          0.32     6.435          358       77.31         617
South Carolina                        1         388,689.58          0.21     7.240          358       85.00         531
North Carolina                        1         381,813.25          0.20     6.550          358       90.00         599
Minnesota                             2         311,821.31          0.16     6.981          359       87.70         610
Oregon                                2         310,322.54          0.16     7.705          284       87.10         580
Iowa                                  2         128,944.22          0.07     7.162          358       90.00         656
Arkansas                              1         125,643.64          0.07     6.850          355       80.00         648
-----------------------------------------------------------------------------------------------------------------------
Total:                            1,047     189,323,250.46        100.00     7.119          352       82.25         622
-----------------------------------------------------------------------------------------------------------------------
Top 10 MSA's:   Washington, DC-MD-VA-WV(8.75%),Chicago(7.60%),New York(4.84%),Baltimore(4.38%),Philadelphia,
                PA-NJ(3.95%),Atlanta(2.93%),Nassau-Suffolk(2.
Top 3 Zip Code: 60629(0.92%),60402(0.90%),11422(0.68%)
Number of States: 39
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Margin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum Interest rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 5 of 6

POPULAR ABS 2005-5                                60 MONTH PREPAY TERMS; GROUP I
FRIEDMAN BILLINGS RAMSEY
================================================================================

--------------------------------------------------------------------------------
Maximum Interest Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6